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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                                  ------------


                               724 SOLUTIONS INC.
               (Exact name of registrant as specified in charter)

      ONTARIO, CANADA                  000-31146                       INAPPLICABLE
----------------------------    -----------------------     --------------------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of Incorporation)


                          1221 State Street, Suite 200
                             Santa Barbara, CA 93101
                    (Address of principal executive offices)

                                 (805) 884-8308
                (Registrant's telephone no., including area code)



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         ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 28, 2004, 724 Solutions Inc. (the "Company") announced via press release the Company's results for the three months ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

         The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission. The Company believes that the presentation of pro forma numbers is useful to investors because such information excludes accounting charges associated with the Company's past acquisitions, depreciation charges and non-recurring charges with a view to providing investors with insight into the Company's operating costs. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


                                       2

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                                  EXHIBIT INDEX

99.1  Press Release dated April 28, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      724 SOLUTIONS INC.



                                      By:     /s/  Glenn Barrett
                                         ------------------------------------
                                         Name: Glenn Barrett
                                         Title: Chief Financial Officer and
                                         Senior Vice President, Corporate
                                         Services


Date:  April 28, 2004